UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2008

AVISTAR COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

 Delaware
000-31121
88-0383089

 (State or other jurisdiction of incorporation)
(Commission File Number)
(IRS Employer Identification No.)

 1875 S. Grant Street, 10th Floor
San Mateo, California 94402
(Address of principal executive offices, including zip code)

(650) 525-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On January 24, 2008, Avistar Communications Corporation issued a press release discussing its financial performance for the fourth quarter and the full year of 2007.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

 Exhibit No.
Description

 99.1
Press Release of Avistar Communications Corporation dated January 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS CORPORATION

By:
/s/ Robert J. Habig

Robert J. Habig Chief Financial Officer

Date:  January 28, 2008

EXHIBIT INDEX

 Exhibit No.
Description

 99.1
Press Release of Avistar Communications Corporation dated January 24, 2008

Exhibit 99.1

For Immediate Release
Contact: Robert J. Habig
650.525.3300
ir@avistar.com

AVISTAR COMMUNICATIONS REPORTS FINANCIAL RESULTS
FOR 2007 AND THE FOURTH QUARTER OF 2007
Company Cites New Resources, Recent Milestones and Expected Profitable Growth
in 2008

San Mateo, CA – January 24, 2008 – Avistar Communications Corporation (NASDAQ: AVSR), a video collaboration and unified communications provider, today announced financial results for the three and twelve months ended December 31, 2007.

Revenue for the twelve months ended December 31, 2007 was $12.0 million, and income from settlement and patent licensing was $16.2 million for the same period.  This compared to revenue of $13.2 million and income from settlement and patent licensing of $4.2 million for the twelve months ended December 31, 2006, representing a 61% year-over-year growth in the combined metric of revenue plus income from settlement and patent licensing activities, which management uses to monitor the company’s performance.  Avistar reported a net loss of $2.9 million, or $0.09 per basic and diluted share, for the twelve months ended December 31, 2007.  For the twelve months ended December 31, 2006, Avistar reported a net loss of $8.1 million, or $0.24 per basic and diluted share.  Included in those net loss results were $2.7 million and $2.0 million of employee stock compensation expense for 2007 and 2006, respectively.

Revenue for the three months ended December 31, 2007 was $1.9 million, compared to revenue of $1.8 million for the three months ended September 30, 2007 and $2.3 million for the three months ended December 31, 2006.    Income from settlement and patent licensing was $1.1 million for the three month period ended December 31, 2007, as well as for the three month periods ended September 30, 2007 and December 31, 2006.

Avistar reported a net loss of $3.7 million, or $0.11 per basic and diluted share, for the three months ended December 31, 2007.  Avistar reported a net loss of $4.1 million, or $0.12 per basic and diluted share, for the three months ended September 30, 2007, and a net loss of $3.2 million, or $0.09 per basic and diluted share, for the three months ended December 31, 2006.  The net loss for the fourth quarter of 2007 reflects, among other things, $0.7 million of employee stock compensation expense.  Net loss for the three months ended September 30, 2007 included $0.7 million of stock compensation expense, and net loss for the three months ended December 31, 2006 included $0.5 million of stock compensation expense.

As of December 31, 2007, Avistar had cash and cash equivalents of $4.9 million.

“The velocity of change at Avistar is significant,” said Simon Moss, who became Chief Executive Officer of Avistar on January 1st 2008.  “A new management team is in place to build off of the positive developments of 2007. The Company has nearly completed a significant organizational and financial restructuring and re-focus – the benefits of which we expect to realize in 2008. There are risks in such a significant turn-around, but we are bullish on the Company’s prospects for 2008.  Consistent with our earlier projections, Avistar generated a slight adjusted EBITDA profit for 2007, on a combined revenue plus income from settlement and patent licensing activities growth rate of over 60% versus 2006.  This was the third year that we’ve accomplished year-over-year growth of greater than 50% in this combined metric.  And this is the first time the company has been adjusted EBITDA-positive since its founding, marking a tremendous milestone for the company, especially when viewed against an adjusted EBITDA loss of greater than $6 million in 2006.”

 “In the last 4 months, we’ve reduced corporate costs while investing heavily in our go-to-market strategy, which supplements our direct sales and patent licensing activities with a reseller channel, a hosted product offering and an expanded focus on technology licensing. We have also increased our research and development capacity through our new agreement with Worksoft Creative Software Tech., Ltd. in China. Seven additional patents were allowed by the U.S. Patent and Trademark Office (USPTO) and are in the issuance process, which will supplement our rich portfolio of intellectual property.”  Noting that Wainhouse Research predicts that the unified communications (UC) industry will reach $16.5 billion in annual sales by 2012, Mr. Moss said that Avistar plans to license its technology and intellectual property to other vendors in order to accelerate growth, allow rapid development of industry standards, and foster the development of new applications.

Mr. Moss continued, “All of these vectors influenced the recent financing that we completed on January 4, 2008 with Leucadia National and company insiders, including a majority of the Board. This cash infusion, combined with the renewal of our line of credit with a major financial institution, equips us to execute our 2008 growth plan.  Although we expect our quarterly revenue to continue to be lumpy, we expect profitable growth in 2008.”

Mr. Moss cited a number of milestones that the company achieved recently:

 ■

Earlier this month, Avistar concluded a financing round of $7 million of convertible debt, led by a $4 million investment from Leucadia National Corporation (NYSE:LUK). Five of Avistar’s seven directors were among the other investors who contributed $3 million of the total. Raising working capital to fund implementation of its new “go-to-market” strategies is a central element of Avistar’s turnaround strategy, as described by the company in a press release dated November 8, 2007.

 ■

The company announced this month that it had received notification from the USPTO of seven new patent allowances in the areas of real-time communications over wide area networks. The patents specifically relate to technology for video communications, voice over Internet protocol and instant messaging.

 ■

In December, 2007, the company announced a 2,000 seat order, representing its largest customer expansion to date. Avistar additionally announced on January 17, 2008 that it had added Colgate-Palmolive as a new Fortune 100 client.

 ■

Earlier last year, Ocean Tomo, LLC, a leading appraisal and services firm with specialized expertise in valuing patents, provided Avistar with an analysis indicating that, subject to certain assumptions, the potential net present value of monetizing Avistar's intellectual property was between $350 million and $500 million.

In November and December of 2007, Avistar was notified by the Staff of The NASDAQ Stock Market that Avistar was not in compliance with the continued listing standards of the NASDAQ Capital Market and is subject to de-listing.  An appeal hearing will be conducted on January 24, 2008 with NASDAQ’s Listing Qualification Panel to determine whether the company is allowed an additional period of time in which to re-establish listing compliance.

“So, 2007 was a decent year, though quarterly “lumpiness” remains a challenge. For 2008, the components of our turnaround are in place; our IP is a strong and expanding asset, the firm is now better capitalized, the new leadership team brings proven success in early-stage technology companies, and we are addressing a market that offers great opportunity, the tough reorganization is largely completed, and we are aggressively focused on the challenges ahead.”

About Avistar Communications Corporation

Avistar is working to define the future of unified communications and collaboration by inventing and delivering integrated visual communications software that helps companies of all sizes improve business results. From the desktop, from the laptop and from conference rooms, Avistar delivers enterprise-quality and easy-to-use audio/video conferencing, multi-party videoconferencing, and integrated data sharing anywhere in the world. By integrating visual communications with enterprise application software, Avistar incorporates communications into the daily workflow and seamlessly connects communities of users within and across enterprises.

Founded in 1993, Avistar is headquartered in San Mateo, California, with offices in New York and London. With more than 17,000 seats sold across 40 countries, Avistar’s global deployments of its unified visual communications desktop software are among the largest in the world. Avistar holds a portfolio of 80 patents for inventions in the primary areas of video and network technology and offers technology and IP licenses to companies in video conferencing, rich-media services, public networking and related industries. Current licensees include Sony Corporation, Polycom, Inc., Tandberg ASA, Radvision Ltd. and Emblaze-VCON.

For more information, visit www.avistar.com.
Non-GAAP Financial Measures

This press release and the accompanying tables include a discussion of adjusted EBITDA, excluding stock-based compensation expense, which is a non-GAAP financial measure provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The term "adjusted EBITDA" refers to a financial measure that we define as earnings before net interest, income taxes, depreciation, and amortization, as further adjusted for stock-based compensation. This Non-GAAP measure should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, our definition of adjusted EBITDA may not be comparable to the definitions as reported by other companies. We believe adjusted EBITDA is relevant and useful information to our investors as this measure is an integral part of our internal management reporting and planning process and is a primary measure used by our management to evaluate the operating performance of our business. The components of adjusted EBITDA include the key revenue and expense items and income from settlement and patent licensing for which our operating managers are responsible and upon which we evaluate their performance. Furthermore, we intend to provide this non-GAAP financial measure as part of our future earnings releases and, therefore, the inclusion of this non-GAAP financial measure will provide consistency in our financial reporting. A reconciliation of this non-GAAP measure to GAAP is provided in the accompanying tables.

Cautionary Note Regarding Forward Looking Statements
The statements made in this press release that are not historical facts are "forward-looking statements." These forward-looking statements, include, but are not necessarily limited to, statements regarding the company’s ability to realize the benefits of its organizational and financial restructuring, predictions regarding growth in the unified communications industry, Avistar’s plans to license its technology and intellectual property to other vendors, Avistar’s expectations regarding profitable growth in 2008, the sufficiency of Avistar’s resources to execute the company’s growth plan, the issuance of the seven patents allowed by the USPTO, and statements regarding the net present value of monetizing Avistar’s intellectual property.  Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties. The company cautions readers of this press release that a number of important factors could cause actual future events and results to differ materially from those expressed in any such forward-looking statements. Such factors include, without limitation, Avistar’s lengthy sales cycle, volatility associated with Avistar’s sales and licensing activities, market acceptance of Avistar’s products, increased competition in the market for unified communications, technical challenges associated with product development, ongoing technological developments and changing industry standards, challenges associated with protecting and licensing Avistar’s intellectual property and risks that the assumptions and qualifications upon which the Ocean Tomo report was based do not materialize. As a result of these and other factors, Avistar expects to experience significant fluctuations in its revenue and operating results, and there can be no guarantee that Avistar will become or remain profitable in the future, or that the future results of Avistar will meet investor expectations.  These important factors and other factors that potentially could cause actual future results to differ materially from current expectations are described in our filings with the SEC, including the company's most recent annual report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K. Readers of this press release are referred to such filings. The forward-looking statements in this press release are based upon information available to the company as of the date of the release, and the company assumes no obligations to update any such forward-looking statements.

 AVISTAR COMMUNICATIONS CORPORATION AND SUBSIDIARIES

 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

 for the three and twelve months ended December 31, 2007 and 2006

 (in thousands, except per share data)

Three Months Ended December 31,
Twelve Months Ended December 31,

2007
2006
2007
2006

(unaudited)
(unaudited)

 Revenue:

       Product
$945
$1,233
$3,462
$4,528

        Licensing
150
84
5,016
5,155

 Services, maintenance and support
819
1,020
3,477
3,542

 Total revenue
1,914
2,337
11,955
13,225

 Costs and expenses:

 Cost of product revenue*
586
834
2,684
3,185

 Cost of services, maintenance and support revenue*
503
454
2,243
1,820

 Income from settlement and patent licensing
(1,055)	(1,055)	(16,226)	(4,226)

 Research and development*
2,153
1,519
7,670
5,753

 Sales and marketing*
1,573
1,315
6,192
5,488

 General and administrative*
1,837
2,576
12,465
9,682

 Total costs and expenses
5,597
5,643
15,028
21,702

 Loss from operations
(3,683)	(3,306)	(3,073)	(8,477)

 Other income (expense):

 Interest income
39
65
346
299

 Other (expense) income, net
(49)	50
(211)	29

 Total other (expense) income, net
(10)	115
135
328

 Net loss
$(3,693)	$(3,191)	$(2,938)	$(8,149)

 Net loss per share
$(0.11)	$(0.09)	$(0.09)	$(0.24)

 Weighted average shares used in calculating

 Net loss per share
34,448
34,031
34,290
33,928

 *Including stock based compensation of:

 Cost of products, services, maintenance

    and support revenue
$46
$42
$188
$155

 Research and development
249
157
879
618

     Sales and marketing
145
132
614
497

 General and administrative
286
193
1,008
764

$726
$524
$2,689
$2,034

 AVISTAR COMMUNICATIONS CORPORATION AND SUBSIDIARIES

 CONDENSED CONSOLIDATED BALANCE SHEETS

 as of December 31, 2007 and December 31, 2006

 (in thousands, except share and per share data)

December 31,
December 31,

2007
2006

(unaudited)

 Assets:

 Current assets:

 Cash and cash equivalents
$4,077
$7,854

 Marketable securities
799
-

 Total cash, cash equivalents and marketable securities
4,876
7,854

 Accounts receivable, net of allowance for doubtful accounts of $24 and $51 at

   December 31, 2007 and 2006, respectively
1,385
1,409

 Inventories, including inventory shipped to customers' sites, not yet installed of $70 at December 31, 2006
428
712

 Deferred settlement and patent licensing costs
1,256
1,256

 Prepaid expenses and other current assets
462
534

 Total current assets
8,407
11,765

 Property and equipment, net
767
256

 Long-term deferred settlement and patent licensing costs
1,117
2,391

 Other assets
286
287

 Total assets
$10,577
$14,699

 Liabilities and Stockholders' Equity (Deficit):

 Current liabilities:

 Line of credit
$5,100
$3,000

 Accounts payable
1,287
1,578

 Deferred income from settlement and patent licensing
5,520
5,520

 Deferred services revenue and customer deposits
2,231
1,979

 Accrued liabilities and other
1,451
2,263

 Total current liabilities
15,589
14,340

 Long-term liabilities:

 Long-term deferred income from settlement and patent licensing and other
4,814
10,308

 Total liabilities
20,403
24,648

 Stockholders' equity (deficit):

 Common stock, $0.001 par value; 250,000,000 shares authorized at December 31, 2007 and

 December 31, 2006;  35,678,807 and 35,219,768  shares issued including treasury shares at December 31, 2007 and December 31, 2006, respectively
36
35

 Less: treasury common stock, 1,182,875 shares at December 31, 2007 and

 December 31, 2006, respectively, at cost
(53)	(53)

 Additional paid-in-capital
95,925
92,865

 Accumulated deficit
(105,734)	(102,796)

 Total stockholders' equity (deficit)
(9,826)	(9,949)

  Total liabilities and stockholders' equity (deficit)
$10,577
$14,699

 AVISTAR COMMUNICATIONS CORPORATION AND SUBSIDIARIES

 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

 for the twelve months ended December 31, 2007 and 2006

 (in thousands)

Twelve Months Ended December 31,

2007
2006

(unaudited)

 Cash Flows from Operating Activities:

   Net loss
$(2,938)	$(8,149)

   Adjustments to reconcile net loss to net cash used in operating activities:

     Depreciation
468
345

     Stock based compensation for options issued to consultants and employees
2,689
2,034

     Provision for doubtful accounts
(27)	(70)

     Changes in assets and liabilities:

        Accounts receivable
51
89

        Inventories
284
(37)

        Prepaid expenses and other current assets
72
(71)

        Deferred settlement and patent licensing costs
1,274
1,294

        Other assets
1
84

        Accounts payable
(291)	574

        Deferred income from settlement and patent licensing and other
(5,494)	(5,481)

        Deferred services revenue and customer deposits
252
1,267

        Accrued liabilities and other
(812)	772

   Net cash used by operating activities
(4,471)	(7,349)

 Cash Flows from Investing Activities:

  Purchase of short-term marketable securities
(799)	-

  Maturities of short-term marketable securities
-
3,965

  Purchase of property and equipment
(979)	(290)

  Net cash (used in) provided by investing activities
(1,778)	3,675

 Cash Flows from Financing Activities:

   Proceeds from line of credit
2,100
3,000

   Net proceeds from stock option and stock purchase plans
372
312

   Net cash provided by financing activities
2,472
3,312

   Net decrease in cash and cash equivalents
(3,777)	(362)

   Cash and cash equivalents, beginning of year
7,854
8,216

   Cash and cash equivalents, end of period
$4,077
$7,854

 AVISTAR COMMUNICATIONS CORPORATION AND SUBSIDIARIES

 FISCAL 2007 FINANCIAL RESULTS

 RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

 (in thousands)

 Reconciliation of Net Loss to Adjusted EBITDA

Twelve Months Ended December 31,

2007
2006

(unaudited)

 Net loss
(2,938)	(8,149)

 Interest income
(346)	(299)

 Other (expense) income, net
211
(29)

 Depreciation
468
345

 EBITDA
(2,605)	(8,132)

 Stock-based compensation expense
2,689
2,034

 Adjusted EBITDA
84
(6,098)